UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number             811-23056
Ramius Archview Credit and Distressed Fund

(Exact name of registrant as specified in charter)
599 Lexington Avenue, 19th Floor
New York, New York 10022

(Address of principal executive offices) (Zip code)
Michael Benwitt
599 Lexington Avenue, 19th Floor
New York, New York 10022

(Name and address of agent for service)
Registrant's telephone number, including area code: (877) 672-6487
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Ramius Archview Credit and Distressed Fund

Annual Report

December 31, 2016

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus and is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Ramius Archview Credit and Distressed Fund
Shareholder Letter (Unaudited)
As of December 31, 2016

Dear Shareholders,
The past year was marked by extremely volatile yet resilient markets. Six weeks into the year, the high yield market (measured by the Bank of America Merrill Lynch High Yield II Index) was down over 5%, the S&P 500 was down over 10% and oil had declined over 17% to $38.22 a barrel. The ensuing rally in risk assets paused only momentarily for two populist phenomena, the Brexit vote and the election of Donald Trump. After the latter event, a momentary risk-off move was overpowered by expectations of significant pro-growth fiscal policies and reduction in burdensome government regulation. The high yield market ended the year with a total return of +17.5%, the S&P 500 +9.5% and oil traded up 21.5% to end the year at $54.66 a barrel.
The positive performance of the Ramius Archview Credit and Distressed Fund (the “Fund”) for the year was driven more by idiosyncratic, credit-specific events than by market sentiment. Our distressed investments and long stressed credit investments were the primary drivers of performance, offset by our long equities, shorts and portfolio hedges.
As the pace of the rally intensified, most high yield credits gapped higher while our deep value distressed investments did not keep pace. However, we currently own a portfolio of idiosyncratic stressed and distressed investments with events and monetization opportunities expected in the next few quarters.
Updates on Core Portfolio Investments
SH-130 Concession Company: Throughout 2016 we accumulated the distressed debt of the toll road operator, SH-130. The investment now represents a core distressed position. SH-130 is a four-lane 40-mile segment of the toll road connecting Austin to San Antonio, Texas. The road was constructed to relieve congestion on the heavily traveled Interstate 35, the primary north-south route through Central Texas. The company was capitalized with $1.1 billion of debt and $200 million of equity, primarily from the Spanish infrastructure company Cintra. The toll road opened for operation in 2012 and immediately missed its original aggressive traffic forecast assumptions. As a result, the company ultimately filed for bankruptcy protection in March 2016. A group of creditors are currently in the process of a restructuring, which is intended to result in creditors receiving cash, new debt and 100% of the equity in the restructured company. From a monetization standpoint, we expect to follow a similar process to other restructured infrastructure assets, in which the asset is ultimately sold to an infrastructure fund or public pension plan.
LBI Media: LBI Media second lien notes remain one of our largest investments. LBI is a Spanish-language television and radio broadcasting company. The company is currently participating in the nearly completed FCC spectrum license auction and is expected to receive proceeds in the first half of 2017 from the sale of its underutilized Los Angeles television broadcast spectrum. Such proceeds will materially deleverage the balance sheet with no operating cash flow impact. As a result, the company will have enhanced financial flexibility to invest in its rapidly growing Estrella TV network. We anticipate working with the company and other second lien lenders to provide potential capital structure solutions while pursuing returns from such anticipated growth.
Essar Steel Algoma: We continue to make progress restructuring one of our core distressed investments, Essar Steel Algoma. Debtor-in-Possession (DIP) lenders are currently renegotiating an extension of the company’s DIP facility, aimed at expediting the company’s emergence from bankruptcy. The term loan steering committee is also making progress negotiating operating and financial concessions with both the company’s labor unions and the province of Ontario and the Canadian federal government. Recently, the company secured a robust and attractively-priced iron ore supply agreement, which satisfies the majority of the company’s procurement requirements through 2020, with an option to extend. With expected cost savings and normalized hot rolled coiled steel prices, we believe the new restructured equity distributed to creditors could be worth substantially more than the price implied by the current term loan trading price.
Templar Energy: We were actively engaged in the restructuring of Templar Energy during 2016. When the company emerged from bankruptcy, our investment in the company’s second lien term loan and our participation in an equity rights offering resulted in a position in the company’s restructured common equity and a position in its convertible preferred equity. Based on comparable company analysis and recent merger and acquisition activity, we are quite confident in ultimate recoveries.
Ocean Rig UDW: Our largest exposure to the energy sector is our distressed investment in Ocean Rig, which consists of both senior secured term loans and 6.5% Secured Notes due 2017. Our thesis is based on the undervaluation of the company’s core drilling fleet, a significant cash liquidity cushion, and an event in 2017, whether it be the repayment

Annual Report  |  3

Ramius Archview Credit and Distressed Fund
Shareholder Letter (Unaudited) (continued)
As of December 31, 2016

of the company’s 6.5% Secured Notes or comprehensive debt restructuring. Over the last year, as publicly reported, a group of the company’s term loan lenders have been working to convince the company to restructure its debt load prior to the October 2017 maturity and hand over the vast majority of the equity to the bank debt. We believe some progress has been made on this front and we expect the company will need to reach a decision on its course of action in the coming weeks. The 6.5% Secured Notes seem likely to benefit from downside protection in the form of security in one harsh environment semi-submersible rig currently working in the North Sea, and a parent guarantee that provides significant value. In a contentious bankruptcy, the notes would also pursue causes of action against management and the parent entity. Based on comparable industry valuations and the strong nature of the company’s assets, we believe the entire debt stack is covered on an enterprise value basis and par is achievable for the various debt instruments in the form of cash, take-back debt and new equity.
2017 Outlook
The Trump administration has outlined a series of pro-growth policies consisting of lower corporate and personal taxes, reduced regulation and higher infrastructure spending. We believe these initiatives, as outlined, would increase the federal deficit, exert upward pressure on interest rates and will heighten inflation concerns. Against this stimulative policy backdrop, renegotiating decades-old trade agreements and imposing sizable import taxes have prompted trade war fears and could trigger retaliatory activities by the United States’ trading partners. Needless to say, there is a great deal of uncertainty regarding the proposed policies and the impact they will have domestically and around the globe. While many believe these pro-U.S. growth policies will essentially extend the end of the credit cycle, we are analyzing more distressed opportunities than we have in several years. Moreover, the uncertainty and rapid policy announcements emanating out of Washington will undoubtedly create many more. We have identified companies in many industries that are experiencing signs of distress and foresee inevitable restructurings in many sectors, including retail, media, healthcare, merchant power and energy services. The vast majority of these companies have tradeable capital structures with market values less than $2 billion, which should provide considerable new investment opportunities for us over the course of 2017.
While our performance in 2016 was certainly negatively affected by directional shorts and portfolio hedges, we believe we are in an enviable position with an unreplicable portfolio of idiosyncratic investments with high near term return potential. Many of our core investments have yet to experience their expected value realization events, which we expect to occur in the next few quarters. While these events are occurring we are patiently waiting to commit capital to the growing pipeline of distressed opportunities.
Sincerely,

Archview Investment Group LP
Ramius Advisors, LLC

Important Disclosures
Prior to November 30, 2016, the Ramius Archview Credit & Distressed Feeder Fund (the “Feeder Fund”), a feeder fund that invested substantially all of its assets in the Fund, offered shares with the substantially the same terms and conditions as the Class A Shares. The Feeder Fund was liquidated on November 30, 2016, and shareholders of the Feeder Fund received the Class A Shares upon its liquidation.

This closed-end Fund seeks to generate total returns while minimizing the risk of loss. There can be no assurance that the Fund will meet its investment objective. The Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. The Fund’s Shares will not be listed on any national securities exchange and it is not anticipated that a secondary market will develop. Therefore, an investment in the Fund should be viewed as a long-term investment and may not be suitable for investors who may need the money they invest within a specified timeframe.

4  |  Annual Report

Ramius Archview Credit and Distressed Fund
Financial Data
As of December 31, 2016

Portfolio Composition (as % of Current Market Value of Investment Securities)

Corporate Notes and Bonds	48.2
Loan Agreements	27.5
Common and Preferred Stocks	20.6
Options / Other	3.7

Top 5 Industries (as % of Current Market Value of Investment Securities)

Consumer Discretionary	50.7
Energy	18.1
Industrials	17.3
Utilities	10.0
Healthcare	3.6

Top 10 Issuers (as % of Current Market Value of Investment Securities)

LBI Media Inc. (9.25% PIK)	10.3
Boardriders Sa	9.2
Abe Investment Holdings Inc. / Getty Images Inc.	9.1
Caesars Entertainment Operating Co. Inc. First Lien Term Loan B7	8.6
Energy Future Intermediate Holding Co., LLC	7.1
SH-130 Concession Co. LLC, First Lien Term Loan A	5.4
Radio One Inc.	5.1
Valeant Pharmaceuticals International	3.6
Templar Energy, LLC, Class A	3.6
Hornbeck Offshore Services Inc.	3.6

Performance Comparison

Ramius Archview Credit and Distressed Fund-Class A	1.29%
Ramius Archview Credit and Distressed Fund-Class I	7.33%
Barclays U.S. Aggregate Bond Index(a)	2.64%
HFRI Event Driven Distressed Restructuring Index(b)	14.34%
(a) The Barclays Capital U.S. Aggregate Bond Index is comprised of U.S. dollar denominated, investment-grade U.S. corporate government and mortgage-backed securities.
(b) The HFRI Event-Driven Distressed Restructuring Index is comprised of Distressed/Restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Managers are typically actively involved with the management of these companies, frequently involved on creditors’ committees in negotiating the exchange of securities for alternative obligations, either swaps of debt, equity or hybrid securities. Managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms; in most cases portfolio exposures are concentrated in instruments which are publicly traded, in some cases actively and in others under reduced liquidity but in general for which a reasonable public market exists.

Annual Report  |  5

Ramius Archview Credit and Distressed Fund
Schedule of Investments
December 31, 2016

	Principal Amount ($)		Value ($)
Long Positions - 62.0%
Corporate Notes and Bonds - 31.8%
CONSUMER DISCRETIONARY - 19.5%
Abe Investment Holdings Inc. / Getty Images Inc.
7.00%, 10/15/20(a)	915,000		649,650
Boardriders Sa
9.50%, 12/15/20	715,000	EUR	658,567
LBI Media Inc. (9.25% PIK)
13.50%, 04/15/20(a)(b)	944,771		732,197
Neiman Marcus Group Ltd., LLC
8.75%, 10/15/21(a)(b)	158,000		112,575
Radio One, Inc.
9.25%, 02/15/20(a)	401,000		365,912
		2,518,901
ENERGY - 3.9%
Drill Rigs Holdings Inc.
6.50%, 10/01/17(a)	570,000		249,375
Hornbeck Offshore Services Inc.
5.88%, 04/01/20	348,000		254,040
			503,415
FINANCIALS - 1.6%
Punch Taverns Finance PLC
14.37%, 10/15/28(b)	167,051	GBP	211,459
HEALTHCARE - 2.0%
Valeant Pharmaceuticals International
6.38%, 10/15/20(a)	300,000		259,218
INDUSTRIALS - 0.8%
Hardwoods Acquisition Inc.
7.50%, 08/01/21(a)	100,000		85,000
NWH Escrow Corp.
7.50%, 08/01/21(a)	20,000		16,900
			101,900
UTILITIES - 4.0%
Energy Future Intermediate Holdings Co., LLC
11.75%, 03/01/22(a)(c)	372,910		509,023
Total Corporate Notes and Bonds (Cost $3,960,647)		4,103,916

Loan Agreements - 15.1%(d)
CONSUMER DISCRETIONARY - 7.4%
21st Century Oncology First Lien Term Loan B
6.13%, 04/30/22(e)	121,691		112,564
Caesars Entertainment Operating Co. Inc. First Lien Term Loan B7
9.75%, 03/011/7(e)	520,000		610,839
New Millennium Holdco, Inc. First Lien Term Loan
7.50%, 12/21/20	457,211		232,606
			956,009

	Principal Amount ($)		Value ($)
ENERGY - 2.1%
Ocean Rig, Inc. First Lien Term Loan B
5.50%, 07/25/21(e)	139,643		111,161
Ocean Rig, Inc. First Lien Term Loan B1
6.00%, 03/31/21(e)	257,359		168,055
			279,216
INDUSTRIALS - 5.6%
Essar Steel Algoma, Inc. DIP Term Loan
10.00%, 01/31/17	100,000		100,000
Essar Steel Algoma, Inc. First Lien Initial Term Loan
9.25%, 08/07/19(e)	598,599		216,992
SH-130 Concession Co. LLC, First Lien Term Loan A
06/30/38(c)(e)	801,329		384,638
SH-130 Concession Co. LLC, First Lien Term Loan B
06/30/38(c)(e)	37,582		18,040
SH-130 Concession Co. LLC
06/30/38(c)(e)	358		172
			719,842
Total Loan Agreements (Cost $1,756,750)			1,955,067

	Share Quantity
Common Stocks - 9.8%
CONSUMER DISCRETIONARY - 3.5%
Lee Enterprises Inc.(f)	65,985		191,356
Postmedia Network Canada Corp(f)	151,399	CAD	159,963
Punch Taverns PLC (f) GBP	43,630		101,625
			452,944
CONSUMER STAPLES - 1.3%
Arch Coal Inc.(f)	630		49,171
Templar Energy LLC(f)	26,674		200,051
			249,222
INDUSTRIALS - 2.8%
American Shipping Co. ASA	44,805	NOK	126,082
Genco Shipping & Trading Ltd.(f)	829		6,118
Gener8 Maritime Inc.(f)	5,313		23,802
Navig8 Chemical Tankers Inc.(f)	17,884	NOK	135,652
Tanker Investments Ltd.(f)	16,503	NOK	688,000
			30,454
UTILITIES- 1.6%
TerraForm Power, Inc., Class A(f)	15,750		201,758
Total Common Stocks (Cost $1,078,901)			1,264,378

6  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Schedule of Investments (continued)
December 31, 2016

	Share Quantity		Value ($)
Preferred Stock - 3.2%
ENERGY - 2.0%
Templar Energy LLC, Class A	16,993		254,895
FINANCIALS - 1.2%
IVG Immobilien AG (Germany)(f)	1,417	EUR	160,348
Total Preferred Stock (Cost $354,287)			415,243

Claims - 2.0%
INDUSTRIALS - 2.0%
SH-130 Concession Co. LLC Swap Claim	528,731		253,791
Total Claims (Cost $228,527)			253,791

	Contracts
Purchased Options - 0.1%
Call USD versus CNY Put
Expiring 03/31/17
Strike Price $7.00
European Style	420,000		10,020
Call USD versus TWD Put
Expiring 03/31/17
Strike Price $35.00
European Style	900,000		1,518
Prospect Capital Corp.
Expiring 01/20/17
Strike Price $5.00	300		1,500
Total Purchased Options (Cost $63,003)			13,038

Total Investments (Cost of $7,442,115)			8,005,433

	Principal Amount ($)	Value ($)
Securities sold short - (6.8)%
Corporate Notes and Bonds - (5.2)%
CONSUMER DISCRETIONARY - (2.5)%
Laureate Education Inc.
9.25%, 09/01/19(a)	(309,000)	(317,111)
INDUSTRIALS - (1.6)%
CNH Industrial Capital, LLC
4.38%, 11/06/20	(200,000)	(205,750)

TELECOMMUNICATION SERVICES - (1.1)%
Sprint Corp.
7.88%, 09/15/23	(139,000)	(148,730)
Total Corporate Notes and Bonds (Proceeds $508,931)		(671,591)

	Share Quantity
Common Stocks - (1.6)%
FINANCIALS - (1.6)%
Ares Capital Corp.	(12,800)	(211,072)

Total Common Stocks (Proceeds $172,551)		(211,072)

Total Securities sold short (Proceeds of $(681,482))		(882,663)

Other Assets in excess of liabilities-44.8%		5,781,784
Net Assets - 100.0%		12,904,554

Forward foreign currency exchange contracts:

Counterparty	Currency Purchased	Settlement Value	Currency Sold	Value at December 31, 2016	Settlement Date	Unrealized Appreciation (Depreciation)

Goldman Sachs	EUR	33,962	USD	35,712	3/31/17	209
Goldman Sachs	GBP	51,589	USD	63,362	3/31/17	364
Goldman Sachs	USD	212,753	CAD	287,655	3/31/17	(1,725)
Goldman Sachs	USD	853,001	EUR	812,681	3/31/17	(6,531)
Goldman Sachs	USD	374,636	GBP	305,235	3/31/17	(2,416)

Total						$(10,099)

See accompanying Notes to Financial Statements.  |  7

Ramius Archview Credit and Distressed Fund
Schedule of Investments (continued)
December 31, 2016

Abbreviations:
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
PLC	Public Limited Company
TWD	New Taiwan Dollar
USD	United States Dollar

(a)
Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2016, these securities amounted to $2,662,739, or 20.6% of net assets.

(b)	Represents a payment-in-kind ("PIK") security which may pay interest in additional principal amounts.

(c)	The issuer is in default of its payment obligations. Income is no longer being accrued.

(d)
“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at December 31, 2016. Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(e)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date, and therefore, are subject to change.

(f)	Non-income producing.

8  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Statements of Assets and Liabilities
December 31, 2016

Assets:

Investment securities, at fair value (cost $7,442,115) (Note 2)	$8,005,433
Cash and cash equivalents	4,861,987
Segregated cash at broker (Note 2)	3,300,000
Receivables:
Unrealized appreciation on forward foreign currency contracts (Note 3)	573
Investment securities sold	47,565
Interest and dividends	69,048
Due from Adviser (Note 5)	63,423
Prepaid expenses	1,250

Total Assets	$16,349,279

Liabilities:

Securities sold short, at value (Proceeds $681,482)	882,663
Unrealized depreciation on forward foreign currency contracts (Note 3)	10,672
Payables:
Offering cost	34,740
Interest payable on securities sold short	15,034
Distributions Payable	808,102
Investment securities purchased	1,289,915
Advisory fees	17,303
Incentive fees	232,059
Accounting fees	38,520
Transfer agent fees	3,794
Distribution fees - Class A	439
Audit and legal Fees	100,000
Accrued and other expenses	11,484

Total Liabilities	3,444,725

Net Assets	$12,904,554

Components of Net Assets:
Paid-in capital ($0.01 par value, 20,000,000 shares authorized)	$12,784,420
Undistributed (distributions in excess of) net investment income	(158,943)
Accumulated net realized gain (loss on investments, securities sold short, foreign currency transactions and swap contracts	(72,711)
Net unrealized appreciation/(depreciation) on investments, securities sold short and foreign currency translations	(36,593)

Net Assets	$12,904,554

Class A
Net Assets	$734,272
Shares issued and outstanding	72,698
Net asset value per share	$10.10
Maximum sales charge (3.00% of offering price)	0.31
Maximum offering price per share	$10.41
Class I
Net Assets	$12,170,282
Shares issued and outstanding	1,204,981
Net asset value per share	$10.10

See accompanying Notes to Financial Statements.  |  9

Ramius Archview Credit and Distressed Fund
Statements of Operations
For the Year Ended December 31, 2016(a)

Investment Income:
Dividend income	$15,931
Interest income	742,928
Other income	15,725

Total Investment Income	774,584

Expenses:
Dividend expense on securities sold short	23,956
Interest expense on securities sold short	76,337
Amortization of deferred offering costs (Note 2)	406,470
Incentive fees (Note 5)	232,059
Audit and legal fees	200,825
Advisory fees (Note 5)	185,085
Accounting fees	125,000
Transfer agent fees and expenses	49,999
Organization costs (Note 2)	48,109
Trustees' fees and expenses	44,557
Shareholder reporting fees	32,668
Registration fees	29,940
Custodian fees	18,001
Distribution fees - Class A (Note 5)	439
Other expenses	78,104

Total Expenses	1,551,549
Less expenses reimbursed by investment Adviser (Note 5)	(939,973)

Net expenses	611,576

Net Investment Income	163,008

Realized and Unrealized Gain (Loss)
Realized gain (loss) on transactions from:
Investments	737,978
Securities sold short	(254,796)
Foreign currency transactions	120,477
Swap contract	(190,219)

Net realized gain (loss)	413,440
Change in net unrealized appreciation/(depreciation) on:
Investments	563,318
Securities sold short	(201,181)
Foreign currency translations	(10,349)

Change in net unrealized appreciation/(depreciation)	351,788
Net realized and unrealized gain (loss)	765,228
Change in net assets resulting from operations	$928,236
____________________________
(a) The Fund commenced investment operations on January 4, 2016.

10  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Statements of Changes in Net Assets

For the Year Ended December 31, 2016a)

Change in net assets resulting from:

Operations
Net investment income	$163,008
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, and swap contracts	413,440
Change in net unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency translations	351,788

Change in net assets resulting from operations	928,236

Distributions to shareholders:
Net investment income
Class A	(14,358)
Class I	245,036
Net realized gain on investments
Class A	(31,221)
Class I	(517,487)
Total distributions to shareholders	808,102
Capital share transactions: (Note 7)
Proceeds from shares sold
Class A	769,534
Class I	12,693,800
Cost of shares redeemed
Class I	(778,914)
Net increase (decrease) from capital share transactions	12,684,420
Net increase in net assets	12,804,554

Net Assets

Beginning of period	100,000(b)
End of period	$12,904,554
Undistributed (distributions in excess of) net investment income	$(158,943)
_________________________
(a) The Fund commenced investment operations on January 4, 2016.
(b) Amount represents initial seed investment.

See accompanying Notes to Financial Statements.  |  11

Ramius Archview Credit and Distressed Fund - Class A
Financial Highlights

For a Common Share outstanding throughout the period
Per Common Share Operating Performance	For the Year Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$10.59
Income from Investment Operations:
Net investment income (loss)(b)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.17

Total from investment operations	0.14
Distributions from:
Net investment income	(0.20)
Net realized gains	(0.43)
Total Distributions	(0.63)
Net Asset Value, End of Period	$10.10

Total return based on net asset value	1.29%	(c)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of expenses to average net assets after waivers and reimbursements, including dividend and interest expense on shorts	6.89%	(d)(e)
Ratio of expenses to average net assets before waivers and reimbursements, including dividend and interest expense on shorts	9.00%	(e)(f)
Ratio of net investment income (loss) to average net assets	(4.16)%	(e)
Portfolio turnover rate	117.70%	(c)
Net assets at end of period (000's)	$734
___________________________

(a)	The Fund issued Class A Shares in connection with the liquidation of the Ramius Archview Credit and Distressed Feeder Fund on December 1, 2016.

(b)	Calculated using the average shares outstanding method.

(c)	Not annualized.

(d)	The ratio of expenses to average net assets after waivers and expense reimbursements, excluding dividend and interest expense on shorts for the period ended December 31, 2016 is 6.65%.

(e)	Annualized, except non-recurring expenses.

(f)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 5).

12  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund - Class I
Financial Highlights

Per Common Share Operating Performance	For the Year Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(b)	0.13
Net realized and unrealized gain/(loss) on investments	0.60

Total from investment operations	0.73
Distributions from:
Net investment income	(0.20)
Net realized gains	(0.43)
Total Distributions	(0.63)
Net Asset Value, End of Period	$10.10

Total return based on net asset value	7.33%	(c)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of expenses to average net assets after waivers and reimbursements, including dividend and interest expense on shorts	4.93%	(d)(e)
Ratio of expenses to average net assets before waivers and reimbursements, including dividend and interest expense on shorts	12.51%	(e)(f)
Ratio of net investment income (loss) to average net assets	1.35%	(e)
Portfolio turnover rate	117.70%	(c)
Net assets at end of period (000's)	$12,170
___________________________

(a)	Class I Shares were issued when the Fund commenced investment operations on January 4, 2016, and reclassified as Class I Shares on December 1, 2016.

(b)	Calculated using the average shares outstanding method.

(c)	Not annualized.

(d)	The ratio of expenses to average net assets after waivers and expense reimbursements, excluding dividend and interest expense on shorts for the period ended December 31, 2016 is 4.11%.

(e)	Annualized, except non-recurring expenses.

(f)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 5).

13  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements
December 31, 2016

Note 1. Organization
Ramius Archview Credit and Distressed Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified continuously offered, closed-end management investment company that provides liquidity through a quarterly repurchase policy. The Fund was organized on May 12, 2015 and did not have any investment operations from that date until January 4, 2016, other than those relating to organizational matters and registration of its shares under applicable securities law.
The Fund seeks to generate total returns while minimizing the risk of loss. Ramius Advisors, LLC (the “Adviser”) serves as the investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Cowen Group Inc., a publicly traded company. Archview Investment Group LP (the “Sub-Adviser,” and together with the Adviser, the “Advisers”) serves as the Fund’s sub-adviser. The Sub-Adviser is an independently owned investment firm focused on providing investment advisory services to the Fund and privately offered pooled investment vehicles.
The Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies.
The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) to eligible investors. An eligible investor is a person who, or a company that, (i) has at least $1,000,000 under the management of the Adviser, or (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,100,000. Class A Shares are subject to a maximum sales charge of 3.00%.
Effective December 1, 2016, the Fund reclassified all of its outstanding common shares to Class I Shares and issued the Class A Shares to shareholders of Ramius Archview Credit and Distressed Feeder Fund in connection with the liquidation of the Feeder Fund. (See Note 10)
Prior to December 1, 2016, the Fund operated in a “master-feeder” fund structure, where Ramius Archview Credit and Distressed Feeder Fund invested substantially all of its assets in the Fund.
The Fund has a Board of Trustees (the “Board”), which has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Note 2. Significant Accounting Policies

Basis of Accounting and Presentation
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant accounting policies consistently followed by the Master Fund in the preparation of the financial statements are summarized below and for derivatives, included in Note 3 below.

Cash
The Fund maintains its cash balance in a checking account at a financial institution. The cash is not subject to any restrictions on withdrawal.

Segregated Cash at Broker
In connection with short sales, options and swap contracts, the Fund may be required to maintain collateral in various forms. Such collateral is held for the benefit of the Fund’s prime broker and/or swap counterparties in a segregated account at the Fund’s custodian. At December 31, 2016, the Fund pledged $3,300,000 as collateral to Goldman Sachs for securities sold short.

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates, and those differences could be significant.

Investment Valuation and Fair Value Measurements
The Adviser values the Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which were developed by the Fund’s valuation committee and approved by the Board of Trustees. The Adviser and the

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Board may, but are not required to, rely on valuation information provided by the Sub-Adviser. Portfolio securities and other assets are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
When determining the fair value of an asset, the Adviser seeks to determine the price that would be paid for or received from the purchase or sale of the asset or liability in an orderly transaction between market participants at the measurement date, in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. The determination of fair value may at times involve subjective judgments and estimates based off of third-party inputs.
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — Quoted prices in active markets for identical securities (security types generally include listed equities)

•
Level 2 — Prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, other market corroborated inputs, etc.)

•	Level 3 — Prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of levels are recognized at the value at the end of the period. The following is a summary of inputs used to value the Fund’s investments as of December 31, 2016:

	Total Fair Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets
Corporate Notes and Bonds	$4,103,916	$—	$4,103,916	$—
Loan Agreements	1,955,067	—	1,552,217	402,850
Common Stocks	1,264,378	768,712	200,051	295,615
Preferred Stocks	415,243	—	415,243	—
Claims	253,791	—	—	253,791
Purchased Options	13,038	1,500	11,538	—

Total Long Investments	$8,005,433	$770,212	$6,282,965	$952,256

Other Financial Instruments*
Foreign Currency Exchange Contracts	573	—	573	—

Total Assets	$8,006,006	$770,212	$6,283,538	$952,256

Liabilities
Securities Sold Short
Corporate Notes and Bonds	$(671,591)	—	$(671,591)	$(671,591)
Common Stocks	(211,072)	(211,072)	—	—

Total Short Investments	$(882,663)	$(211,072)	$(671,591)	$—

Other Financial Instruments*
Foreign Currency Exchange Contracts	(10,672)	—	(10,672)	—

Total Liabilities	$(893,335)	$(211,072)	$(682,263)	$—
* Other financial instruments are derivative instruments such as swap contracts and forward currency contracts. Forward currency exchange contracts are valued at the unrealized appreciation (depreciation) of the investment. (See Note 3)

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

The following s a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair valued as of December 31, 2016:

	Loan Agreements	Common Stocks	Claims	Total Fair Value
Fair Value, beginning of period	$—	$—	$—	$—
Purchases	361,368	313,613	228,527	903,508
Sales	—	—	—	—
Accretion/amortization of discounts/(premiums)	3,557	—	—	3,557
Net realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	37,925	(17,998)	25,264	45,191
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Total Fair Value, end of period	$402,850	$295,615	$253,791	$952,256

There were no transfers between levels during the period. The net change in unrealized appreciation/(depreciation) attributable to Level 3 instruments still held at December 31, 2016 was $45,191.
The following table provides quantitative measures used to determine the fair value of the Level 3 investment as of December 31, 2016:

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized
Common Stocks	$159,963	Weighted average vendor quotes	Number of days	90
Total Fair Value, end of period	$159,963
In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $792,293 portfolio securities characterized as Level 3 investments as of December 31, 2016.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.
Valuation of fixed-income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Portfolio securities that carry certain restrictions upon sale will typically be valued at a discount from the public market value of the security, where applicable.
The Adviser may rely on external pricing sources (such as dealer quotes or independent pricing services) in pricing any of the Fund’s positions. When dealer quotes are being used to assess the value of a position, an attempt will be made where appropriate to obtain several independent quotes, and the positions will generally be valued at the mean of the bid and ask prices quoted by dealers.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value (“NAV”) was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith and in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board.
The Fund’s portfolio may also include securities listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”). For purposes of calculating NAV, the Adviser will use the following valuation methods:

•
The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For securities for which a third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined by the Adviser in good faith and in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Fund’s Board as described above. In making such determination, it is expected that the Adviser may rely upon valuations obtained from an independent valuation firm.

While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from a third-party valuation service against the actual prices at which it purchases and sells its securities. The Fund believes that these prices will be reliable indicators of fair value.
All values assigned to securities and other assets and liabilities in accordance with the Fund’s valuation policy will be final and conclusive as to all investors.
Securities Transactions and Investment Income
Securities transactions of the Fund are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums, where applicable, using the effective interest rate method over the lives of the respective debt securities. Dividends are recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Fund becomes aware of the ex-dividend date. Investment income, realized and unrealized gains and losses and expenses are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
The Fund holds investments in securities sold short. The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

The Fund holds investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Fund capitalizes the accrued interest receivable as an additional investment to mark it at the fair value associated with the position.
Distressed Securities
The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant income and returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Short Sales
The Advisers make short sales of investment securities on behalf of the Fund. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund engages in short sales only where it believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. Securities sold in short sale transactions and the interest and dividends on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities.
The Fund is required to pledge cash to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities.
The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed by the Fund at reasonable costs. If a request for the return of borrowed securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. Any of these factors could make the Fund unable to execute its investment strategy.
Senior Loans
In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.
Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such instruments, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

As of December 31, 2016, the Fund did not have any unfunded loan commitments outstanding noted on the Schedule of Investments. Unfunded loan commitments, if any, are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations.
U.S. Federal Tax Status
It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions to Shareholders
The Fund intends to pay shareholders at least annually all or substantially all of its net capital gains and net investment income.
Offering and Organizational Costs
Organizational costs are charged to expense as incurred. Offering costs incurred by the Master Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.
As of December 31, 2016, the Master Fund had incurred $48,109 in organizational costs, and $406,470 in deferred offering costs.

Note 3. Derivative Financial Instruments
Cleared Derivative Transactions
Certain derivative transactions used by the Fund, including a credit default swap, are required to be cleared. In a cleared derivative transaction, the Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives transactions through accounts at clearing members, who are futures commission merchants who are members of the clearing houses. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. The Fund’s clearing members guarantee the Fund’s performance of its obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members can generally require termination of existing cleared derivatives transactions at any time and increase the amount of margin required to be provided by the Fund to the clearing member for any cleared derivatives transaction above the amount of margin that was required at the beginning of the transaction. Any such termination or increase could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the Advisers expect to be cleared), and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Options
The Fund may invest in options. Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks. Although an option buyer’s risk is limited to the amount of the original investment for the purchase of the option, an investment in an option may be subject to greater fluctuation than an investment in the underlying securities. In theory, an uncovered call writer’s loss is potentially unlimited, but in practice the loss is limited by the term of the call option. The risk for a writer of a put option is that the price of the underlying securities may fall below the exercise price. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities becomes restricted.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) are generally established through negotiation with the other party to the option contract.While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges on which they are traded. The Fund pays a premium which is included in the Statement of

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
Swaps
The Fund may utilize swaps and other derivative transactions to some degree where it believes it will further the objectives of the Fund. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Swaps may be used as an alternative to futures contracts. To the extent the Fund invests in repos, swaps, forwards, futures, options and other “synthetic” or derivative instruments, counterparty exposures can develop and the Fund takes the risk of nonperformance by the other party on the contract. This risk may differ materially from those entailed in exchange-traded transactions, which generally are supported by guarantees of clearing organizations, daily mark-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default. In the international securities markets, the existence of less mature settlement structures and systems can result in settlement default and exposure to counterparty credits. As of December 31, 2016, the Fund did not hold swap contracts.
The following is a summary of derivative instruments categorized by primary risk exposure as of December 31, 2016:

Fair Values of Financial Instruments

Statement of Assets and Liabilities Location	Primary Risk	Asset Derivatives	Liability Derivatives

Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Foreign currency exchange contracts	$573	$10,672

Total		$573	$10,672

Investments in securities, at fair value	Equity contracts	$1,500	$—
	Foreign currency exchange contracts	11,538	—

Total		$13,038	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Foreign Currency Exchange Contracts	Swap Contracts	Purchased Option Contracts

Credit contracts	$—	$(190,219)	$—
Equity contracts	—	—	70,170
Foreign currency exchange contracts	179,719	—	—
Total	$179,719	$190,219	$(70,170)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Foreign Currency Exchange Contracts	Purchased Option Contracts

Equity contracts	$—	$(26,191)
Foreign currency exchange contracts	(10,099)	(23,774)
Total	$(10,099)	$(49,965)

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

The average ending volumes of derivatives instruments as of December 31, 2016 are as follows:

Derivatives not designated as hedging instruments	Purchased Option Contracts	Credit Default Swap Agreements - Buy Protection Notional	Long Forward Foreign Currency Contracts Fair Value	Short Forward Foreign Currency Contracts Fair Value

Credit contracts	$—	$124,000	$—	$—
Equity contracts	389	—	—	—
Foreign currency exchange contracts	1,056,000	—	242,346	1,029,794

The value of derivatives instruments as of December 31, 2016 are as follows:

Derivatives not designated as hedging instruments	Purchased Option Contracts	Credit Default Swap Agreements - Buy Protection Notional	Long Forward Foreign Currency Contracts Fair Value	Short Forward Foreign Currency Contracts Fair Value

Credit contracts	$—	$—	$—	$—
Equity contracts	300	—	—	—
Foreign currency exchange contracts	1,320,000	—	99,647	1,451,062

Derivative Risks
Counterparty credit risk is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for OTC derivatives, because the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides additional protections in the event of non-performance by the counterparty.
Sometimes the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives as to which the counterparty’s obligations are not secured by collateral, that require collateral but in which the Fund’s security interest is not perfected, that require significant upfront deposits unrelated to the derivatives’ intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults.

Note 4. Disclosures About Offsetting Assets and Liabilities
The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governingmost derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral pledged to/by applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

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Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

The Fund’s Statement of Assets and Liabilities (“SAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Amounts not Offset in Statements of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Gross Amounts Recognized in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount

Goldman, Sachs & Co.:
Unrealized appreciation on open forwards contracts – asset receivable	$573	$(573)	$—	$—
Unrealized depreciation on open forwards contracts – liability payable	10,672	(573)	—	10,099
Purchased options at value – asset receivable	13,038	—	—	13,038

Note 5. Agreements
Advisory Fee
Ramius Advisors, LLC serves as the Fund’s investment adviser and Archview Investment Group LP serves as the Fund’s sub-adviser. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.125% (1.50% on an annualized basis) (the “Advisory Fee”) of the Fund’s month-end NAV. The Advisory Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Advisory Fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Advisory Fee is in addition to the performance based incentive fee paid by the Fund to the Adviser noted below. The Sub-Adviser’s fee is paid out of the Advisory Fee.
For the year ended December 31, 2016, the Fund accrued $185,085 in Advisory fees.
Incentive Fee
The Fund pays the Adviser an annual performance based Incentive Fee promptly after the end of each fiscal year of the Fund (“Fiscal Year”). The Incentive Fee will equal 20% of the amount by which (A) the Fund’s net profits attributable to each Class of Shares (“Net Profits”) for the relevant Fiscal Year exceed (B) the positive balance, if any, of the Loss Recovery Account (as defined below) maintained with respect to such Class of Shares as of the end of the Fiscal Year (adjusted as described below); provided, however, that the Incentive Fee shall be reduced by the aggregate amount of Quarterly Payments (as defined below) made by the Fund in respect of such Class to the Adviser in respect of the first three calendar quarters of the relevant Fiscal Year.
The Fund’s Net Profits attributable to a Class of Shares for a Fiscal Year will equal the amount (if any) by which (i) the sum of (A) the NAV of such Class of Shares as of the end of such Fiscal Year, (B) the aggregate repurchase price of all Shares of such Class repurchased by the Fund during such Fiscal Year (excluding Shares of such Class to be repurchased as of the last day of such Fiscal Year after determination of the Incentive Fee) and (C) the amount of dividends and other distributions paid in respect of Shares of such Class during such Fiscal Year and not reinvested in additional Shares of such Class (excluding any dividends and other distributions to be paid in respect of Shares of such Class as of the last day of such Fiscal Year after determination of the Incentive Fee) exceeds (ii) the sum of (X) the NAV of such Class of Shares as of the beginning of such Fiscal Year and (Y) the aggregate issue price of Shares of such Class issued during such Fiscal Year (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund).
The Fund will maintain a loss recovery account with respect to each Class of Shares (each a “Loss Recovery Account”), the purpose of which is to reduce the annual Incentive Fee to which the Adviser is entitled by deducting any aggregate net losses incurred by the Fund attributable to the applicable Class of Shares in the relevant Fiscal Year or any prior Fiscal Year from the Net Profits attributable to such Class. The opening balance of the Loss Recovery Account will be zero. At the end of each calendar quarter and before giving effect to any distributions or repurchases in respect of such calendar quarter, either (i) the Fund’s aggregate net losses attributable to such Class with respect to such calendar quarter will be added to the Loss Recovery Account or (ii) the Fund’s aggregate Net Profits attributable to such Class with respect to such calendar quarter will be subtracted from the Loss Recovery Account (but not reduce it below zero), with any Net Profits left after the Loss Recovery Account has been set to zero available for the determination of the Incentive Fee. Any such addition to or subtraction from the Loss Recovery Account will be made after accrual of the Advisory Fee and the Distribution and Servicing Fee and other fees and expenses of the Fund for the relevant calendar

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

quarter. The Loss Recovery Account with respect to a Class of Shares will be reduced by the Distribution Percentage (as defined below) or the Repurchased Shares Percentage (as defined below) immediately following (i) the payment by the Fund of any dividend or other distributions that are not reinvested in the Shares of such Class or (ii) the repurchase of Shares of such Class by the Fund. The “Distribution Percentage” shall equal the percentage obtained by dividing (i) the amount of the dividend or other distribution in respect of each Class not reinvested in Shares by (ii) the Fund’s NAV attributable to such Class immediately prior to such dividend or other distribution. The balance of the Loss Recovery Account will never be reduced below zero. The balance of the Loss Recovery Account will be rolled over from year to year.
If the Fund repurchases a portion of the Shares of any Class of Shares in respect of the first, second or third calendar quarter of a Fiscal Year pursuant to the Share Repurchase Program (as defined herein), the Fund will pay the Adviser a portion of the Incentive Fee that would otherwise have been payable to the Adviser if the end of the particular calendar quarter constituted the end of the Fiscal Year (each, a “Quarterly Payment”). A Quarterly Payment shall be an amount equal to the product of (X) the Repurchased Shares Percentage multiplied by (Y) an amount equal to 20% of the Interim Net Profits. The “Repurchased Shares Percentage” shall equal the percentage obtained by dividing (i) the value of the Shares of a Class repurchased by the Fund in respect of the particular calendar quarter by (ii) the Fund’s NAV attributable to such Class as of the end of that calendar quarter. The “Interim Net Profits” shall equal (I) the positive difference, if any, between (Z) the Fund’s NAV attributable to such Class as of the end of the particular calendar quarter (as adjusted to reflect the aggregate repurchase price of all Shares of such Class repurchased by the Fund and dividends and other distributions paid to shareholders and not reinvested in additional Shares of such Class issued from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) and (ZZ) the Fund’s NAV attributable to such Class as of the beginning of the relevant Fiscal Year (as adjusted to reflect the aggregate issue price of Shares of such Class issued from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) minus (II) the positive value, if any, of the Loss Recovery Account maintained with respect to such Class as of the end of that calendar quarter. For purposes of determining the Fund’s NAV attributable to any Class of Shares, the Incentive Fee will be calculated and accrued daily as an expense of the Fund attributable to such Class (as if each day is the end of the Fund’s Fiscal Year).
The Incentive Fee will be calculated and accrued as an expense of the Fund. The Adviser will pay to the Sub-Adviser a portion of the Incentive Fees. For the year ended December 31, 2016, the Fund accrued $232,059 in incentive fees.
Expense Limitation and Reimbursement
The Advisers have contractually entered into an “Expense Limitation Agreement” with the Fund for a two-year term beginning on January 1, 2016 and ending on the second anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares during the Limitation Period to an amount not to exceed 0.75% per annum of each class, of the Fund’s net assets attributable to each Class (the “Expense Cap”). “Specified Expenses” is defined to include the Fund’s organizational expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the external Board, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Advisory Fee, the Incentive Fee, and all transaction expenses of the Fund, (ii) interest expenses on Fund borrowings, (iii) Distribution and Servicing Fees in respect of the Class A Shares, and (iv) taxes, dividend and interest expense on securities sold short and extraordinary expenses.
The Advisers may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Advisers bear Specified Expenses in respect of a Class of Shares, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares, together with the amount to be reimbursed to the Advisers, does not exceed the lesser of (x) the limitation on Fund expenses in effect at the relevant time the Advisersbore the Specified Expenses or (y) any limitation in Fund expenses in effect at the time of such reimbursement. The reimbursement obligation of the Advisers with respect to the Fund’s Class A Shares extends to Specified Expenses that were paid, absorbed or reimbursed by the Advisers in respect of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund’s issuance of Class A Shares (See Note 10), and that were not reimbursed by Ramius Archview Credit and Distressed Feeder Fund to the Advisers prior to its liquidation.
For the year ended December 31, 2016, the Advisers reimbursed $939,973 of expenses to the Fund. The Advisers may seek recoupment of previously waived fees and reimbursed expenses of $939,973, expiring December 31, 2019.

Annual Report  |  23

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian” or “Transfer Agent”) serves as the Fund’s Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement.
Distributor
Under the terms of a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), the Distributor will directly distribute Shares to investors. The Distributor is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders. The Fund will pay a monthly fee out of the net assets attributable to the Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is accrued daily as an expense of the Fund and paid monthly in arrears. The Fund will not pay any fee to the Distributor with respect to the distribution of the Class I Shares.

Note 6. Investment Transactions
For the period ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were $12,673,439 and $7,142,169, respectively.

Note 7. Common Shares
The Fund offers it shares on a continuous basis. The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month based upon the Fund’s then-current net asset value attributable to each Class of Shares.
The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The Fund’s assets and liabilities are valued in accordance with the principles set forth herein.
The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser may recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, in an amount not to exceed 25% of the Fund’s NAV (the “Share Repurchase Program”). Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.
On June 27, 2016, the Fund notified shareholders of its offer to purchase shares in an amount up to 25% of the Fund’s net asset value, calculated on September 30, 2016. Each share tendered for purchase will be purchased at the net asset value per share on September 30, 2016.
On September 27, 2016, the Fund notified shareholders of its offer to purchase shares in an amount up to 25% of the Fund’s net asset value, calculated on December 30, 2016. Each share tendered for purchase will be purchased at the net asset value per share on December 30, 2016.
On December 23, 2016, the Fund notified shareholders of its offer to purchase shares in an amount up to 25% of the Fund’s net asset value, calculated on March 31, 2017. Each share tendered for purchase will be purchased at the net asset value per share on March 31, 2017.

24  |  Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Common share transactions were as follows:

	Period Ended
	June 30, 2016 (a)
	Shares	Amount
Class A:(b)
Common shares outstanding, beginning of year	—	$—
Common Shares subscriptions	72,698	769,534
Common Shares redemptions	—	—
Common shares outstanding, end of year	72,698	$769,534
Class I:
Common shares outstanding, beginning of year	10,000	$100,000
Common Shares subscriptions	1,268,579	12,693,800
Common Shares redemptions	(73,598)	(78,914)
Common shares outstanding, end of year	1,204,981	$12,014,886

(a) The Fund commenced investment operations on January 4, 2016.
(b) Class A Shares became available for investment on December 1, 2016.

At December 31, 2016, the Advisers and other affiliates own 15.65% of the Fund's shares outstanding. In addition, an affiliate of the Adviser had economic exposure, via a swap contract, to 78.26% of the shares outstanding.

Note 8. Federal Income Taxes
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The Fund is not aware of any positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.
Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the fiscal year ended December 31, 2016, permanent differences resulting primarily from differing treatment of certain income and gain transactions and swap reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	$(62,557)
Accumulated Net Realized Gain/Loss from Investments	62,557
Paid-In Capital	—
The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:	2016
Ordinary income	$808,102
As of December 31, 2016, the most recent tax year-end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—
Net Unrealized Appreciation/(Depreciation)*	294,608
Qualified late-year losses - Ordinary	(25,061)
Qualified late-year losses - Short-Term	(32,973)
* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales and defaulted security interest adjustments.

Annual Report  |  25

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2016, the Fund elected to defer $25,061 of ordinary losses and $32,973 of short-term capital losses.
At December 31, 2016, the cost of investments on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$7,509,394
Gross unrealized appreciation on investments	$1,085,844
Gross unrealized depreciation on investments	(589,805)
Net unrealized appreciation/(depreciation) on investments*	$496,039
Cost of securities sold short	681,482
Gross unrealized appreciation on securities sold short	$—
Gross unrealized depreciation on securities sold short	(201,181)
Net unrealized appreciation/(depreciation) on securities sold short	$(201,181)
* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales and defaulted security interest adjustments.

Note 9. Indemnification
The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, management expects this risk of loss due to these warranties and indemnities to be remote.

Note 10. Fund Restructuring
At a meeting held May 25, 2106, the Board approved a plan to reclassify all of its outstanding common shares to Class I Shares and issue the Class A Shares to shareholders of the Ramius Archview Credit and Distressed Feeder Fund (the “Feeder Fund”) in connection with the liquidation of that Feeder Fund. The issuance of Class A Shares and the liquidation of the Feeder Fund took place on December 1, 2016.

	Before Reorganization		Transfer of Feeder Fund to Class A			After Reorganization
	Ramius Archview Credit and Distressed Feeder Fund	Ramius Archview Credit and Distressed Fund Class I Shares Held	Ramius Archview Credit and Distressed Feeder Fund	Ramius Archview Credit and Distressed Fund Class I Shares Held	Ramius Archview Credit and Distressed Fund Class A Shares Held	Ramius Archview Credit and Distressed Fund Class I Shares Held	Ramius Archview Credit and Distressed Fund Class A Shares Held
Feeder Fund*
Shares	63,950	63,684	(63,950)	(63,950)	—	—	—
Net Assets	$669,561	$674,409	$(669,561)	$(674,409)	$—	$—	$—
NAV per Share	$10.47	$10.59	$10.47	$10.59	$—	$—	$—
Other Investors in Class I
Shares	—	1,204,980	—	—	—	—	1,204,980
Net Assets	$—	$12,754,881	$—	$—	$—	$—	$12,754,881
NAV per Share	$—	$10.59	$—	$—	$—	$—	$10.59
Class A
Shares	—	—	—	—	63,250	—	63,250
Net Assets	$—	$—	$—	$—	$669,561	$—	$669,561
NAV per Share	$—	$—	$—	$—	$10.59	$—	$10.59
Fund Total
Shares	63,950	1,268,664	(63,950)	(63,684)	63,250	—	1,268,230
Net Assets	$669,561	$13,429,290	$(669,561)	$(674,409)	$669,561	$—	$13,424,442

*     Total Ramius Archview Credit and Distressed Feeder Fund level expenses incurred amounted to $4,580 which reduced the Ramius             Archview Credit and Distressed Feeder Fund NAV at time of reorganization.

26  |  Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
December 31, 2016

Assuming the reorganization had been completed on January 1, 2016, the Ramius Archview Credit and Distressed Fund results of operations for the year ended December 31, 2016 would have been as follows:

Ramius Archview Credit and Distressed Fund
Net investment income (loss)	$158,428
Net realized and unrealized gain (loss) on investments	765,228
Net increase (decrease) in net assets from operations	923,656
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Ramius Archview Credit and Distressed Fund that has been included in its statement of operations since the reorganization.

Note 11. Subsequent Events
Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Annual Report  |  27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Ramius Archview Credit and Distressed Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ramius Archview Credit and Distressed Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 4, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2017

28  |  Annual Report

Ramius Archview Credit and Distressed Fund
Additional Information
December 31, 2016

Dividend Reinvestment Plan
Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf. A Shareholder may elect to (a) reinvest both dividends and capital gain distributions, (b) receive dividends in cash and reinvest capital gain distributions, or (c) receive both dividends and capital gain distributions in cash.
Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.
Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s dividend paying agent.
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), ordinary dividends paid during the fiscal year ended December 31, 2016 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. Qualified dividend income for the Fund as of December 31, 2016 is 2.07%. The Fund intends to pass through the maximum allowable percentage for Form 1099 Div.

Annual Report  |  29

Ramius Archview Credit and Distressed Fund
Trustees and Officers
December 31, 2016 (Unaudited)

Trustees and Officers
The Board of Trustees of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Delaware law.
Certain biographical and other information relating to the Trustees of the Fund is set out below, including their ages, addresses, positions held, length of time served, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser.

Name, Age and Address(a)	Current Position(s) Held with the Fund	Length of Time Served; Term of Office(b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee in Fund Complex	Other Public Company Memberships During Past Five Years(c)
Independent Trustees:
Mark Gersten (66)	Trustee	Since 2015	Independent Consultant (since 2012); Senior Vice President - Global Fund Administration, Mutual Funds & Alternative Funds, AllianceBernstein LP (financial services firm) (1985-2011)	1
Trustee, Altegris KKR Commitments Master Fund (since 2015); Trustee, Schroder's Mutual Funds (since 2012); Trustee, Two Roads Shared Trust (since 2012); Trustee, Northern Lights Fund Trust (since 2013)

Jay Goldberg (75)	Trustee	Since 2015	General Partner, Hudson Ventures (venture capital firm) (since 1996)	1	Trustee, The Arbitrage Funds (since 2000)
Athanassios Michas (72)	Trustee	Since 2015	Chairman, Newton Capital Partners (hedge fund) (since 2008); Chairman, Global Wealth Allocation Limited (asset management services company ) (since 2005); President, Masons Island LLC (personal holding company) (since 2004)	1	None
Interested Trustee:
Bradley Sussman (43)	Trustee and President	Since 2015
Managing Director and Head of Liquid Alternative Products, Ramius LLC (financial services firm) (since 2014); Managing Director and Hedge Fund Strategist, Merrill Lynch Wealth Management (financial services firm) (2009 - 2014)
				N/A	N/A
Officers
James Ryan (42)	Treasurer and Principal Accounting Officer	Since 2015	Managing Director, Ramius LLC (financial services firm)	N/A	N/A
Stacey Gillespie (42)	Chief Compliance Officer	Since 2015
Managing Director, Cipperman Compliance Services (regulatory compliance consultant) (since 2015); Chief Compliance Officer, Boenning & Scattergood (financial services firm) (2013-2015); Chief Compliance Officer, 1914 Advisors (financial services firm) (2007-2015).
				N/A	N/A
Michael Benwitt (39)	Secretary	Since 2015	General Counsel, Ramius LLC (financial services firm)	N/A	N/A
(a) Each Trustee and Messrs. Ryan and Benwitt can be contacted c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th Floor, New York, NY 10022.
Ms. Gillespie can be contacted c/o Cipperman Compliance Services, 500 E. Swedesford Road, Wayne, PA 19087.
(b) Each Trustee and Officer serves an indefinite term, until his or her successor is elected.
(c) This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

30  |  Annual Report

Important Information About This Report

Investment Adviser
Ramius Advisors, LLC
599 Lexington Avenue, 19th Floor
New York, NY 10022
Administrator
BNY Mellon Investment Servicing (US) Inc.
4400 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
101 Barclay St., 20W
New York, NY 10286
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Fund Counsel
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

This report has been prepared for shareholders of Ramius Archview Credit and Distressed Fund (the "Fund"). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Ramius shareholder services at 1-877-672-6487 and additional reports will be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds' proxy voting records for the most recent period ended June 30, 2016 are available (i) without charge, upon request, by calling 1-877-672-6487 and (ii) on the SEC's website at http:// www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•Website information, including any information captured through our use of "cookies"; and
•Account history, including information about the transactions and balances in your accounts with us or our affiliates.
Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mark D. Gersten is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2016 and $17,000 for 2015.

Audit-Related Fees

(b)
The registrant did not incur any fees in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)
The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for 2016. This fee related to the review of the registrant’s tax return. The registrant did not incur any tax compliance, tax advice or tax planning expenses for 2015, as it did not commence investment operations under January 2016.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1) The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Archview Investment Group LP (the “Sub-Adviser”) as part of the Sub-Adviser’s management of the Fund pursuant to the Investment Sub-Advisory Agreement. The Sub-Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Sub-Adviser proxy voting policies and procedures.
The Sub-Adviser Portfolio Managers (either singly or jointly) will generally be responsible for determining how to vote all proxy statements the Sub-Adviser receives with respect to securities held by its clients (which includes the Fund). The Sub-Adviser currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Sub-Adviser in voting proxies.
Proxies received by the Sub-Adviser with respect to securities held in its clients’ accounts will generally be voted by ISS. ISS may also abstain from voting such proxies. However, the Portfolio Managers may elect to vote such proxies and/or override ISS, and in such case, they will vote the proxies in the manner that the Portfolio Managers determine

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is in the best interests of each client account for which it is voting. In addition, the Portfolio Managers may determine to abstain from voting a proxy if they believe that such action is in the best interests of the applicable client.
The Portfolio Managers may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the applicable clients: (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Portfolio Managers believe that the proposal will fairly compensate management for its and/or the issuer’s performance.
If the Sub-Adviser’s chief compliance officer (the “Chief Compliance Officer”) believes that a material conflict exists between the Adviser and any of its clients for which it is voting, the Sub-Adviser will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member from the voting process or taking similar actions. In addition, we may consider the following as potential methods for resolving an actual or potential conflict: (i) disclosing the matter to the board of directors, if any, of the applicable client account and obtaining such board's consent or direction, or (ii) voting the proxy at issue in accordance with ISS' voting recommendation so as to insulate the proxy voting process from the negative impact (if any) of such actual or potential conflict of interest.. Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund toll-free at (877) 672-6487 and (ii) at the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) and Description of Role of Portfolio Managers
The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of December 31, 2016:

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Sussman (43)	Trustee, President and Portfolio Manager	Indefinite / Since Inception
Managing Director and Head of Liquid Alternative Products, Ramius LLC (financial services firm) (since 2014); Managing Director and Hedge Fund Strategist, Merrill Lynch Wealth Management (financial services firm) (2009 - 2014)

John W. Humphrey (51)	Portfolio Manager	Indefinite / Since Inception	Co-Founder and Managing Member of Archview Investment Group LP (since 2008)
Jeffrey S. Jacob (48)	Portfolio Manager	Indefinite / Since Inception	Co-Founder and Managing Member of Archview Investment Group LP (since 2008)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2016:

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Bradley Sussman	Number of Accounts	Total Assets ($ million)	Number with Performance-Based Fees	Total Assets with Performance-Based Fees ($ million)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

John W. Humphrey	Number of Accounts	Total Assets ($ million)*	Number with Performance-Based Fees	Total Assets with Performance-Based Fees ($ million)*
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	621	3	621
Other Accounts	1	—	1	82
* Includes unfunded capital commitments available for drawdown.

Bradley Sussman	Number of Accounts	Total Assets ($ million)*	Number with Performance-Based Fees	Total Assets with Performance-Based Fees ($ million)*
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	621	3	621
Other Accounts	1	—	1	82
* Includes unfunded capital commitments available for drawdown.

Potential Conflicts of Interests
The investment activities of the Sub-Adviser for its own accounts and for other accounts it manages (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Sub-Adviser. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms: (i) will be engaged in substantial activities other than on behalf of the Sub-Adviser and the Fund, (ii) may have differing economic interest in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.There may be circumstances under which the Sub-Adviser will cause one or more of its Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Sub-Adviser will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.
(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members
In keeping with industry practice, the Adviser offers competitive compensation comprised of base salary and a bonus. There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation. The performance bonus, especially for the investment team, is closely tied to the investment performance of the Adviser’s investment products and, secondarily, to the Adviser's overall business performance. Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.
Messrs. Humphrey and Jacob are the principal owners of the Sub-Adviser; they receive a percentage of the net income earned by the Sub-Adviser.

(a)(4)    Disclosure of Securities Ownership
As of December 31, 2016, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:
Bradley Sussman    $0
John W. Humphrey    Over $1,000,000
Jeffrey S. Jacob    Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ramius Archview Credit and Distressed Fund

By (Signature and Title)	/s/ Bradley Sussman
Bradley Sussman, President (principal executive officer)

Date	3/10/2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bradley Sussman
Bradley Sussman, President (principal executive officer)

Date	3/10/2017

By (Signature and Title)	/s/ James Ryan
James Ryan, Treasurer and Principal Accounting Officer (principal financial officer)

Date	3/10/2017